                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 30, 1999
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                  0-15190                    13-3159796
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)


                         106 CHARLES LINDBERGH BOULEVARD
                               UNIONDALE, NY 11553
                    (Address of principal executive offices)


                                 (516) 222-0023
              (Registrant's telephone number, including area code)
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ITEM 2.     DISPOSITION OF ASSETS

            Effective as of November 30, 1999 and pursuant to an Asset Purchase Agreement dated as of November 17, 1999, and amended November 30, 1999, OSI Pharmaceuticals, Inc. ("OSI" or the "Company") sold certain assets of its diagnostics business to Bayer Corporation, including the assets of the Company's wholly owned diagnostics subsidiary, Oncogene Science Diagnostics Inc., based in Cambridge, Massachusetts ("OSDI"). The assets sold include certain contracts, equipment and machinery, files and records, intangible assets, intellectual property, inventory, prepaid expenses and other assets primarily related to the operation of the diagnostics business. Bayer intends to retain all employees of OSDI and will maintain the unit's headquarters in Cambridge. Under the terms of the agreement, the Company received $9.75 million in cash up-front from Bayer and will receive additional contingent payments of $1.25 million to be made to the Company by 2001. The Company expects to apply the proceeds of the sale to working capital.

            In connection with the sale, the Company and OSDI entered into certain agreements with Bayer including the following: (a) an Assignment and Assumption of Lease with respect to the OSDI facility located in Cambridge, (b) a Patent Assignment pursuant to which OSI assigned its right, title and interest in, to and under certain patents to Bayer, (c) a Patent License Agreement pursuant to which OSI obtained an exclusive license for the use of the patents granted under the Patent Assignment with respect to therapeutic products, (d) an Assignment of Trademarks pursuant to which OSI and OSDI assigned each of their right, title and interest in and to certain unregistered trademarks to Bayer,
(e) an Assignment and Assumption of Assumed Contracts pursuant to which OSI and OSDI assigned each of their right, title and interest in, to and under certain contracts to Bayer, (f) a Domain Name Transfer Agreement pursuant to which OSI and OSDI transferred the domain name www.oncogene.com to Bayer, and (g) a Transition Services Agreement pursuant to which OSI agreed to provide certain services to Bayer, including, without limitation, general ledger and financial support and cash replenishment support. Furthermore, certain employees of OSI and OSDI entered into Executive Employment Agreements with Bayer.

            Effective January 1, 1997, the Company and Bayer entered into an agreement to develop serum-based cancer diagnostic products. Under the agreement, the Company granted to Bayer licenses to manufacture, use and sell clinical diagnostic products based on the Company's cancer diagnostic technology in exchange for royalties on net sales. The Company retained rights and was actively selling non-automated, or manual, versions of these tests to the clinical research market and retained the right to commercialize the manual versions in the clinical diagnostic market. Upon the sale of the Company's diagnostics business to Bayer, the agreement was terminated. Effective April 1, 1998, the Company, through OSDI, entered into a research collaboration and license agreement with Fujirebio, Inc. creating a collaborative program focused on discovering and developing certain proprietary cancer assays and commercializing cancer products. Upon the sale of the Company's diagnostics business to Bayer, the agreement was assigned to Bayer.
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements of Business Acquired.

                  Not Applicable.

            (b)   Pro Forma Financial Information.

            The unaudited pro forma condensed combined financial information related to the sale of the diagnostics business by the Company is filed herewith as Exhibit 99.1. The unaudited pro forma condensed combined financial statements combine the historical balance sheets and statements of operations of the Company giving effect to the sale.

            The unaudited pro forma condensed combined balance sheet as of June 30, 1999 assumes that the asset sale to Bayer occurred on June 30, 1999 and the statements of operations for the nine months ended June 30, 1999 and for the year ended September 30, 1998 assume that the asset sale to Bayer occurred on October 1, 1997.

            The unaudited pro forma condensed combined financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the future financial position or result of operations or actual results that would have occurred had the transaction been in effect as of the dates presented.

            The unaudited pro forma financial information is only a summary and should be read in conjunction with the Company's historical consolidated financial statements and related notes contained in the annual reports and other information that was previously filed with the Securities and Exchange Commission.

            (c)   Exhibits.

                  2.1* Asset Purchase Agreement, dated November 17, 1999, by and among OSI Pharmaceuticals, Inc., Oncogene Science Diagnostics, Inc. and Bayer Corporation (without exhibits and schedules).

                  2.2 Amendment No. 1 to Asset Purchase Agreement, dated November 30, 1999.

                  99.1 Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations of OSI Pharmaceuticals, Inc.
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                  99.2 Press Release, dated November 18, 1999.

                  -----------------------

                  * The exhibits and schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The omitted exhibits and schedules from this filing will be provided upon request.
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 15, 1999         OSI PHARMACEUTICALS, INC.


                                 By:   /s/ Robert L. Van Nostrand
                                       -----------------------------------------
                                       Name: Robert L. Van Nostrand
                                       Title: Vice President and Chief Financial
                                              Officer, Secretary and Treasurer
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                                  EXHIBIT INDEX


Exhibit No.                         Description

   2.1* Asset Purchase Agreement, dated November 17, 1999, by and among OSI Pharmaceuticals, Inc., Oncogene Science Diagnostics, Inc. and Bayer Corporation (without exhibits and schedules).

   2.2      Amendment No. 1 to Asset Purchase Agreement, dated November 30,
            1999.

   99.1 Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations of OSI Pharmaceuticals, Inc.

   99.2     Press Release, dated November 18, 1999.


 -----------------------

 * The exhibits and schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The omitted exhibits and schedules from this filing will be provided upon request.